Exhibit 99.1

ANNUAL MEETING OF SHAREHOLDERS

Executive Management Team Chairman of the Board, President and Chief Executive Officer 45 50 At FFIN In Banking

Executive Management Team utler James President Executive ative Officer Chief Fin 39 1 In Banking At FFIN

Executive Management Team Luke Lo Executive V Chief Cred 10 nking At FFIN 4

Executive Management Team oewe John R President Executive V Officer Chief Information 31 3 In Banking At FFIN

Executive Management Team Kirk Thaxton, CT Chairman, President and CEO First Financial Trust 34 38 At FFIN In Banking

Senior Leadership Troy Fore Marna Yerigan President Executive Vice Preside First Financial Mortgage Commercial Lending 6 36 10 40 At FFIN In Banking At FFIN In Ba

-Senior Leadership Lawrence Kentz Kyle McVey ident Senior Vice Preside Officer Chief Accounting Offi 40 11 Banking At FFIN In

Line of Business Executives Will Christoferson Monica Houston Patricia Schulz Executive Vice President Executive Vice President Executive Vice President Advertising and Marketing Retail Banking and Training Human Resources 3 11 27 27 1 30 At FFIN In Banking At FFIN In Banking At FFIN In Human Resources

Line of Business Executives Andrea Smiddy -Schlagel Mike Wolverton Frank Gioia Executive Vice President Executive Vice President Senior Vice President Treasury Management Consumer Lending Customer Care Center 3 33 10 36 6 34 At FFIN In Banking At FFIN In Banking At FFIN In the Industry

Line of Business Executives Brandon Harris Josh Brown Gary Milliorn Senior Vice President Vice President Vice President Appraisal Services Human Resources Property Management 7 20 6 12 6 32 At FFIN In the Industry At FFIN In the Industry At FFIN In Construction

Experienced Regional CEOs and Presidents Marelyn Shedd David Bailey Candi Kanady Joseph Crouch Abilene Region President Eastland Division CEO Eastland Division President Sweetwater Division President 31 38 18 18 20 20 3 25 At FFIN In Banking At FFIN In Banking At FFIN In Banking At FFIN In Banking

Experienced Regonal CEOs and Presidents Robert De La Cruz Chris Evatt Austin Elsner Trent Swearengin Hereford San Angelo Cleburne Stephenville 17 17 21 21 4 21 22 24 At FFIN In Banking At FFIN In Banking At FFIN In Banking At FFIN In Banking

Experienced Regional CEOs and Presidents Justin Hooper Mark Jones Stephen Lee Weatherford Southlake Southeast Texas 17 28 21 44 9 33 At FFIN In Banking At FFIN In Banking At FFIN In Banking

Experienced Regional CEOs and Presidents Sam Baker Kirby Cason Marcus Morris Shelley Dacus Conro Huntsville Division President Fort Worth Kingwood 6 45 3 15 11 13 3 17 At FFIN In BankingAt FFIN In Banking At FFIN In Banking At FFIN In Banking

Experienced Regional CEOs and Presidents Ivan Olson Nora Thompson Bryan/College Station CEO Bryan/College Station President 1 44 1 30 At FFIN In Banking At FFIN In Banking

Independent Public Auditors

ANNUAL MEETING OF SHAREHOLDERS

Corporate Board of Directors Vianei Lopez Chief Development Officer Decker Jones, P.C. 2020 Compe Year Committee App April K. Anthony ief Executive Officer —Encompass Home Health & Hospice tive Chair—Homecare Homebase 20

Corporate Board of Directors Tucker S. Bridwell President, Mansefeldt Investment Corporation FFIN Lead Director 2007 - Executive - Nominating/Corporate Governance Year Committee Appointments David L. Copeland President, SIPCO, Inc. and Shelton Family Foundation Executive 1998 Audit Nominating/Corporate Governance Year Committee Appointments 21

Corporate Board of Directors F. Scott Dueser Chairman of the Board, Preside First Financial Bankshares 1991 Executive Year Committee Appoint Mike B. Denny Batjer and Associates, Inc. 2019 Audit Year Committee Appointment 22

Corporate Board of Directors [Graphic Appears Here] Murray H. Edwards Principal The Edwards Group Executiv Audit Nominating/Corporate Governance Year Committee Appointments I. Tim Lancaster Retired President and CEO Hendrick Health System Executive Audit 2013 Compensation Nominating/Corporate Governance Year Committee Appointments 23

Corporate Board of Directors [Graphic Appears Here] Robert C. Nickles, Jr. Executive Chairman Alegacy Group, LLC 2019 Compensation Year Committee Appointment Kade L. Matthews Ranching and Investments 1998 Compensation Year Committee Appointment 24

Corporate Board of Directors Johnny E. Trotter President and CEO Livestock Investors, Ltd. Executive 2007 Compensation Nominating/Corporate Governance Year Committee Appointments 25

ANNUAL MEETING OF SHAREHOLDERS

2020 Financial Review James Gordon Chief Financial Officer 27

Forward Looking Statement Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “believes,” “expect,” “plan,” “anticipate,” “target,” “forecast” and “goal”. Because such forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans, fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing or saving habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s website or by writing or calling the Company at 325.627.7155. Except as otherwise stated herein, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise. 28

34th Consecutive Year of Increased Earnings FFIN Earnings (in millions) $202.1 $164.8 $150.6 $120.4 $100.4 $104.8 2015 2016 2017 2018 2019 2020 29

Strong Shareholder Earnings Diluted Earnings Per Share $1.42 $1.21 $1.11 $0.91 $0.78 $0.80 2015 2016 2017 2018 2019 2020 30

Working Harder and Smarter Efficiency Ratio (FFIN vs. Peers) 2015 2016 2017 2018 2019 2020 First Financial 47.61% 49.22% 49.26% 49.72% 48.61% 45.49% Peer Group 63.92% 62.83% 61.01% 60.51% 59.91% 61.85%

First Financial Peer Group

FFIN Outperforms Peers Percentage Return on Average Assets First Financial Peer Group 2.08% 1.98% 1.98% 1.61% 1.59% 1.72% 1.22% 1.19% 0.95% 1.00% 0.95% 0.82% 2015 2016 2017 2018 2019 2020

First Financial Peer Group

Capital Ratios 12/31/20 3/31/21 To meet Requirements of BASEL III Tier 1 Leverage Ratio 11.86% 11.55% > 4.00% Common Equity Tier 1 Capital Ratio 20.79% 20.32% > 7.00% Tier 1 Capital Ratio 20.79% 20.32% > 8.50% Total Capital Ratio 22.03% 21.47% > 10.50%

Total Asset Growth (in millions) $10,905 $8,262 $7,732 $6,810 $7,255 $6,665 2015 2016 2017 2018 2019 2020

Total Loan Growth (in millions) $5,255 $484 $4,223 PPP Loans $3,975 $3,351 $3,384 $3,501 2015 2016 2017 2018 2019 2020

Sound Lending Practices Nonperforming Assets as a Percentage of Loans Funded + Foreclosed Assets (FFIN vs. Peers) 2015 2016 2017 2018 2019 2020 First Financial 0.90% 0.86% 0.57% 0.75% 0.61% 0.83% Peer Group 1.32% 1.05% 0.86% 0.82% 0.78% 0.98%

on Interest Bearing Interest Bearing

1st Quarter 2021 Financial Review

st Quarter Earnings FFIN Earnings (in millions) $56.9 $34.5 $38.3 $37.2 $25.7 $26.6 2016 2017 2018 2019 2020 2021

Diluted Earnings Per Share – 1st Quarter Earnings Per Share (in actual dollars) $0.40 $0.28 $0.26 $0.26 $0.19 $0.20 2016 2017 2018 2019 2020 2021

Total Asset Growth (in millions) *As of March 31, 2021 $12,103 * $10,905 $8,262 $7,732 $7,255 $6,810 2016 2017 2018

2019 2020 2021 Total Loan Growth (in millions) *As of March 31, 2021 $5,255 $5,388 $484 $532 $4,223 PPP Loans PPP Loans $3,975 $3,384 $3,501 2016 2017 2018 2019 2020 2021

Non Interest Bearing Interest Bearing

2020 Review Kirk W. Thaxton, CTFA President and CEO First Financial Trust

Book Value Fair Value

Total Trust Fees Growth in FFTAM Fees (in thousands) $28,181 $28,401 $29,531 $23,694 $19,252 $19,636 2015 2016 2017 2018 2019 2020

Revenue from Mineral Management (in thousands) $4,821 $3,749 $2,412 $2,776 $2,005 $1,709 2015 2016 2017 2018 2019 2020

Total Trust Net Income Growth in FFTAM Net Income (in thousands) $13,532 $13,892 $14,471 $8,579 $7,449 $7,190 2015 2016 2017

2018 2019 2020

Managed Equity Styles Equity Income Core Domestic Core Diversified Core World Strategic Growth

rust Locations Abilene Sweetwater Stephenville San Angelo Fort Worth Odessa Beaumont Houston (Kingwood) San Antonio Bryan/College Station

Watt Matthews Legett Foundation Kickapoo Springs Foundation Katie Alford

Book Value of Trust Assets (in millions) $5,000 $4,500 $4,000 $3,500 $3,000$2,500 $2,000 $1,500 $1,500 $1,000

ANNUAL MEETING OF SHAREHOLDERS

34th Consecutive Year of Increased Earnings FFIN Earnings (in millions) $202.1 $164.8 $150.6 $120.4 $100.4 $104.8 2015 2016 2017 2018 2019 2020 59

Total Return on Investment Assume you owned 1,000 shares of FFIN stock on January 1, 2016…

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COVID-19 Government Loan Program Performance Through March 31st, 2021 6,530 PPP Round 1Loans Made $703MM PPP Round 1Dollars Loaned 7 Main Street Loans Made $142MM Main Street Dollars Loaned 2,016 PPP Round 2 Loans Made $217MM PPP Round 2 Dollars Loaned $1.06 Billion Total Government Dollars Loaned Thousands Of Texas Jobs Saved 63

Top Rated Bank by Bank Director

America’s Best Banks—Newsweek

The Bank and Trust, Bryan/College Station Effective January 1, 2020 5 Branches in Bryan and College Station $631.1 million in assets as of December 31, 2019 $551.9 million in deposits $455.4 million in loans The Bank and Trust acquisition is consistent with our acquisition model of high growth areas, strong Board and Management, and excellent earnings opportunity Provides diversification and fits well into our footprint Management and Board share same values to outstanding customer service 67

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www.ffin.com/locations

Management Changes May 2020 James Gordon Executive Vice President Chief Financial Officer 76

Management Changes May 2020 David Bailey CEO – Eastland Division Executive Vice President and Senior Lender – Abilene Region 77

Management Changes May 2020 Candi Kanady President Eastland Division 78

Management Changes August 2020 Will Christoferson Executive Vice President Advertising and Marketing 80

Management Changes December 2020 Shelley Dacus President and CEO Kingwood Region 81

Management Changes January 2021 Nora Thompson President Kingwood Region 82

The First Financial Training Program

The 2020 Walter Johnson Award Sabas Sanchez

www.ffin.com/diversity 85

Dividends Per Share Annual Dividends Declared per Share $0.51 0.47 $0.41 $0.38 $0.35 2016 2017 2018 2019 2020 86

Dividend Announcement cash divided to $0.15 per 15.4% increase Shareholders of record as of June 16, 2021 Dividend payable July 1, 2021 87

Looking Ahead